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Exhibit 10.1

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TERMINATION OF LEASE AND NOTICE OF LEASE

This Termination of Lease and Notice of Lease is made this 22ND day of January, 2010, by and among HCRI MASSACHUSETTS PROPERTIES TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts, and HCRI MASSACHUSETTS PROPERTIES TRUST II, a business trust organized under the laws of the Commonwealth of Massachusetts (individually and collectively, “Landlord”) and KINDRED HOSPITALS EAST, L.L.C., a Delaware limited liability company (“Tenant”).

1.	Landlord and Tenant entered into a Notice of Lease dated as of February 28, 2006 (the “Notice”), which Notice is recorded in Book 38514, Page 301 in the records of the Worcester County Registry of Deeds, as affected by a First Amendment to Notice of Lease dated as of July 25, 2007, which Notice is recorded in Book 41550, Page 81 of the Worcester County Register of Deeds. The lease which is the subject of the Notice is the Master Lease Agreement dated February 28, 2006, as amended from time to time, by Landlord and Tenant (the “Master Lease”). The real property which is the subject of the Notice is described in Exhibit A hereto (the “Rochdale Property”).

2.	Tenant is exercising its option to purchase the Rochdale Property and the improvements located thereon pursuant to Section 13 of the Master Lease, and has instructed Landlord to convey its interest in the Stoughton Property and the improvements thereon to KND Real Estate 25, L.L.C.

3.	Landlord and Tenant hereby agree that the Master Lease is terminated, effective immediately.

4.	Landlord and Tenant hereby acknowledge and agree that as a result of the termination of the Master Lease, the Notice of Lease for the Rochdale Property is hereby terminated.

5.	This Termination of Lease and Notice of Lease may be executed in multiple counterparts, each of which shall be deemed an original thereof.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have executed this Termination of Lease and Notice of Lease as of the date first above written.

HCRI MASSACHUSETTS PROPERTIES TRUST

By:	HCRI Massachusetts Properties, Inc., as Trustee, and not individually, and subject to the provisions of the Declaration of Trust of HCRI Massachusetts Properties Trust II filed with the Secretary of the Commonwealth of Massachusetts and the City Clerk of Boston

By:	/s/ Erin C. Ibele
Erin C. Ibele
Senior Vice President-Administration and Corporate Secretary

By:	/s/ Michael A. Crabtree
Michael A. Crabtree
Senior Vice President and Treasurer

HCRI MASSACHUSETTS PROPERTIES TRUST II

By:	HCRI Massachusetts Properties, Inc., as Trustee, and not individually, and subject to the provisions of the Declaration of Trust of HCRI Massachusetts Properties Trust II filed with the Secretary of the Commonwealth of Massachusetts and the City Clerk of Boston

By:	/s/ Erin C. Ibele
Erin C. Ibele
Senior Vice President-Administration and Corporate Secretary

By:	/s/ Michael A. Crabtree
Michael A. Crabtree
Senior Vice President and Treasurer

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KINDRED HOSPITALS EAST, L.L.C.

By:	/s/ Gregory C. Miller
Gregory C. Miller
Title:	Sr VP Development & Financial Planning

STATE OF OHIO	)
)SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this      day of January, 2010, by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Senior Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust, a Massachusetts business trust.

Notary Public

My Commission Expires: [SEAL]

STATE OF OHIO	)
)SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this      day of January, 2010, by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Senior Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust II, a Massachusetts business trust.

Notary Public

My Commission Expires:	[SEAL]

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KINDRED HOSPITALS EAST, LLC.

By:
Title:

STATE OF OHIO	)
) SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this 20th day of January,2010, by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Senior Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust, a Massachusetts business trust.

/s/ Donna J. Lunsford
Notary Public

My Commission Expires: [SEAL]

STATE OF OHIO	)
)SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this 20th day of January,2010, by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Senior Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust II, a Massachusetts business trust.

/s/ Donna J. Lunsford
Notary Public

My Commission Expires:	[SEAL]

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STATE OF KENTUCKY	)
)SS:
COUNTY OF JEFFERSON	)

On this 19th day of January, 2010, before me, the undersigned notary public, personally appeared Gregory C. Miller, the Sr VP Dev & Finan. Planning of KINDRED HOSPITALS EAST, L.L.C. and proved to me through satisfactory evidence of identification, which was personal knowledge to be the person whose name is signed on this document, and acknowledged to me that he signed it voluntarily as Sr VP Dev & Finan. Planning for its stated purpose as his free act and deed and the free act and deed of KINDRED HOSPITALS EAST, L.L.C.

/s/ Jenny McGarry
Notary Public
My commission expires: 2/16/2012

THIS INSTRUMENT PREPARED BY:

Eileen M. Best, Esq.

Shumaker, Loop & Kendrick, LLP

1000 Jackson Street

Toledo, Ohio 43604-5573

AFTER RECORDING RETURN TO:

Allen Caggiano, Esq.

Mintz, Levin, Cohn, Ferris,

Glovsky & Popeo, P.C.

One Financial Center

Boston, Massachusetts 02111

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EXHIBIT A: LEGAL DESCRIPTION

Real property in the County of Worcester, Commonwealth of Massachusetts, described as follows:

PARCEL 1:

Real property in the County of Worcester, Commonwealth of Massachusetts, described as follows:

A certain piece of land in Leicester, Worcester County, Massachusetts on the northeasterly side of Huntoon Memorial Highway, also known as State Road 56, depicted as Lot 5-A on a plan entitled, “Plan of Land Prepared for David A. Cooper, et al” dated September 16, 1993 and prepared by Charles L. Rowley & Associates and recorded with the Worcester County Registry of Deeds in Plan Book 676, Plan No. 81. Said Lot No. 5-A on said Plan is bounded and described as follows:

Beginning at a point on the northeasterly sideline of Huntoon Memorial Highway (Route 56) at the most southwesterly corner of the lot to be described:

Thence N 31°04’36” W along the northeasterly sideline of Huntoon Memorial Highway a distance of 37.12 feet to a point opposite an iron pipe and continuing in said sideline a distance of 213.40 feet to an iron rod at land of Edwin Buczak;

Thence N 78°42’27” E, along land of Buczak and along a stonewall a distance of 184.66 feet to a corner of stonewalls;

Thence N 08°2l’20” W along land of said Buczak and along a stonewall a distance of 209.13 feet to a point at other land of David A. Cooper, et al;

Thence in line of land of said Cooper, N 80°02’46” E, a distance of 356.18 feet to a point at a corner of stonewalls;

Thence in line of land of Stephen P. Magnuson and Mary A. Magnuson and in line of land of I. Virginia Magnuson, S 07°25’20” E along a stone wall, a distance of 364.55 feet to a point;

Thence in line of land of I. Virginia Magnuson, S l4°31’28” E, along a stonewall a distance of 48.12 feet to a point opposite an iron pipe and continuing in the same course along said stonewall, a distance of 35.00 feet to a point;

Thence in line of remaining land of David A. Cooper, et al, S 80°02’46” W, a distance of 446.87 feet to the POINT OF BEGINNING.

PARCEL 2:

Real property in Leicester the County of Worcester Commonwealth of Massachusetts, described as follows:

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Beginning at the Northeasterly corner of the lot at a steel pin, thence South 09 degrees 44 minutes 15 seconds East, 254.27 feet to a steel pin, thence North 80 degrees 03 minutes 09 seconds East, 156.18 feet to a steel pin, thence south 09 degrees 56 minutes 51 seconds East, 20.00 feet to an iron pipe, thence South 80 degrees 03 minutes 09 seconds West 356.18 feet to a drill hole, thence North 04 minutes 41 seconds 33 minutes East, 7.90 feet along a stone wall, thence North 09 minutes 33 minutes 01 seconds West, 113.17 feet, along a stone wall to a point, thence North 10 degrees 07 minutes 25 seconds West, along a stone wall 116.31 feet to a drill hole, thence North 30 degrees 34 minutes 15 seconds East, 49.37 feet to a steel pin, thence North 80 degrees 15 minutes 45 seconds East, 167.70 feet to the Point of Beginning. Said lot contains 57.238 square feet of area, as shown on a plan of land by Land Planning, Inc. dated July 17, 2006 and recorded in the Worcester County Registry of Deed in Plan book 847, Plan 58.

ATTEST: WORC. Anthony J. Vigliotti, Register